                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
        240.14a-12

                            SILVERADO GOLD MINES LTD.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

   --------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)   No  fee  required

( )   Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )   Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                            SILVERADO GOLD MINES LTD.
                       Suite 505, 1111 West Georgia Street
                             Vancouver, BC  V6E 4M3


             NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
             -------------------------------------------------------


NOTICE is hereby given that an Extraordinary General Meeting of the shareholders of SILVERADO GOLD MINES LTD. (the "Company") will be held at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, on Monday, September 9, 2002 at 9:00 a.m. for the following purposes:

1. To consider and, if deemed advisable, approve the alteration to the Company's memorandum to increase its authorized capital by increasing the number of authorized common shares without par value from 100,000,000 shares to 200,000,000 shares.

Shareholders unable to attend the Extraordinary General Meeting in person are requested to read the enclosed Information Circular/Proxy Statement and Proxy, and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof with the Company's transfer agent, Computershare Trust Company of Canada, of 510 Burrard Street, 4th Floor, Vancouver, British Columbia V6C 3B9 at least 48 hours (excluding Saturdays, Sundays, and statutory holidays) before the time of the meeting or adjournment thereof or with the chairman of the meeting prior to the commencement thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

Only shareholders of record at the close of business on August 9, 2002 are entitled to notice of, and to vote at, this meeting.

DATED  at  Vancouver,  British  Columbia,  this  12th  day  of  August,  2002.

                                  ON BEHALF OF THE BOARD OF DIRECTORS:

                                  /s/ John R. MacKay

                                  John R. MacKay, Secretary



                                    IMPORTANT
                                    ---------

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE SILVERADO GOLD MINES LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                            SILVERADO GOLD MINES LTD.
                       Suite 505, 1111 West Georgia Street
                             Vancouver, BC  V6E 4M3


                      INFORMATION CIRCULAR/PROXY STATEMENT
                      ------------------------------------


            FOR THE EXTRAORDINARY GENERAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 9, 2002

         THIS INFORMATION CIRCULAR/PROXY STATEMENT CONTAINS INFORMATION
                              AS AT AUGUST 12, 2002

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION CIRCULAR/PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ITS ASSOCIATES OR ANY OTHER PERSON.


                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of Silverado Gold Mines Ltd. (the "Company") for use at the Extraordinary General Meeting of the Shareholders to be held on September 9, 2002 at 9:00 a.m. (Pacific Time) at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada V6E 3P3, and at any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

This Information Circular/ Proxy Statement and the form of Proxy are expected to be mailed to shareholders on or about August 15, 2002.


                   PERSONS MAKING THIS SOLICITATION OF PROXIES

This Information Circular/Proxy Statement is furnished in connection with the solicitation of Proxies by the directors of SILVERADO GOLD MINES LTD. (the "Company") for use at the Extraordinary General Meeting (the "Meeting") of the shareholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting, and at any adjournment thereof. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally by employees of the Company. The cost of solicitation will be borne by the Company.

No proposals have been received from any shareholder to be considered at the Meeting.


                                 VOTES REQUIRED

In order to approve the alteration to the Company's Memorandum to increase its authorized capital to 200,000,000 shares, as proposed to be approved at the Meeting, a majority of greater than 50% of the votes cast in favor of the alteration will be required. Any other matters to be approved at the Meeting will require a majority of greater than 50% of the votes cast in favor of the matter. Voting at the Meeting will be by a show of hands, each shareholder having one vote, unless a poll is demanded. If a poll is demanded, each shareholder is entitled to one vote for each share held. Broker non-votes will be counted for the determination of the presence of a quorum but will have no effect on the vote on the approval of the amendment of the Company's Memorandum to increase its authorized capital.

                        COMPLETION AND VOTING OF PROXIES

The persons named in the accompanying Proxy as proxyholders are directors or officers of the Company. A shareholder or an intermediary holding shares and acting on behalf of an unregistered shareholder has the right to appoint a person (who need not be a shareholder) to attend and act on their behalf at the meeting other than the persons named in the proxy as proxyholders. To exercise this right, the shareholder or intermediary must strike out the names of the persons named in the proxy as proxyholders and insert the name of their nominee in the space provided or complete another proxy.

A shareholder or intermediary acting on behalf of a shareholder may indicate the manner in which the persons named in the enclosed Proxy are to vote with respect to any matter by marking an "X" in the appropriate space. On any poll, those persons named in the proxy will vote or withhold from voting the shares in respect of which they are appointed in accordance with the directions, if any, given in the Proxy provided such directions are certain.

If the shareholder or intermediary acting on behalf of a shareholder wishes to confer a discretionary authority with respect to any matter, then the space should be left blank. In such instance, the proxyholder, if nominated by management, intends to vote the shares represented by the proxy in favor of the motion. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may be properly brought before the Meeting. At the time of printing this Circular, the management of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. If, however, other matters which are not now known to the management should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgement of the nominees.

The Proxy must be dated and signed by the intermediary acting on behalf of a shareholder or by the shareholder or their attorney authorized in writing. In the case of a corporation, the Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation.

Completed proxies together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof must be deposited with the Company's transfer agent, Computershare Trust Company of Canada, of 510 Burrard Street, 4th Floor, Vancouver, British Columbia V6C 3B9 at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Meeting or adjournment thereof or deposited with the chairman of the Meeting prior to the commencement thereof. Unregistered shareholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.


                                     QUORUM

A quorum is necessary to hold a valid meeting of shareholders. The required quorum for the transaction of business at the Meeting is two persons entitled to vote, which persons must be present in person or represented by Proxy at the Meeting. Shareholders present in person or represented by proxy (including shareholders who abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

Abstentions and broker "non-votes" are counted as present and entitled to vote for determination of a quorum. An abstention is a properly executed proxy marked ABSTAIN for any matter. A broker "non-vote" occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.


                     RECORD DATE AND SHARES ENTITLED TO VOTE

The Company has only one class of shares entitled to be voted at the Meeting, namely, common shares without par value. All issued shares are entitled to be voted at the Meeting and each has one non-cumulative vote. Only those common shareholders of record on August 9, 2002 will be entitled to vote at the Meeting or any adjournment thereof. There were 88,241,856 common shares issued and outstanding as of that date.


                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this Information Circular/Proxy Statement will be brought before the Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.


                             SOLICITATION OF PROXIES

The Company will bear the costs of the Meeting and the costs of soliciting proxies for the Meeting, including the cost of printing and mailing this Information Circular/Proxy Statement and related materials. In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $10,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company proxies and related materials may be directed in writing to John R. MacKay, at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3.


                              REVOCATION OF PROXIES

A shareholder who or an intermediary acting on behalf of a shareholder which has given a Proxy has the power to revoke it. Revocation can be effected by an instrument in writing signed by the intermediary or shareholder or their attorney authorized in writing, and, in the case of a corporation, executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation and either delivered to the registered office of the Company at 2800 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2Z7 any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or deposited with the Chairman of the Meeting on the day of the Meeting, prior to the hour of commencement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of the Company's common shares owned beneficially as of June 30, 2002 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of the Company's common shares, (ii) each of the Company's directors and by each executive officer required to be named in the summary compensation table, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------
                   Name And Address        Number Of Shares     Percentage Of
Title Of Class     Of Beneficial Owner     Of Common Stock      Common Stock (1)
--------------------------------------------------------------------------------
Common Shares      Garry L. Anselmo,           4,050,007(2)     4.9%
                   Director, President,
                   Chief Executive Officer
                   and Chief Financial
                   Officer
--------------------------------------------------------------------------------
Common Shares      James F. Dixon,             1,014,484(3)     1.2%
                   Director
--------------------------------------------------------------------------------
Common Shares      Stuart McCulloch,             383,400(4)     0.5%
                   Director
--------------------------------------------------------------------------------
Common Shares      John MacKay,                  400,000(5)     0.5%
                   Secretary
--------------------------------------------------------------------------------
Common Shares      Warrack Wilson,             1,350,000(6)     1.6%
                   Vice-President,
                   Fuel Technology
--------------------------------------------------------------------------------
Common Shares      All Officers and Directors  7,197,871        8.6%
                   as a Group (persons)
--------------------------------------------------------------------------------

(1) Under Rule 13d-3 of the United States Securities Exchange Act of 1934, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 30, 2002. As of June 30, 2002, there were 82,566,856 shares issued and outstanding.

(2) Includes 4,050,000 shares held by Garry L. Anselmo and 7 shares owned by Tri-Con, a private company controlled by Mr. Anselmo.

(3) Includes 214,484 shares held by James F. Dixon and 800,000 shares that can be acquired by Mr. Dixon upon exercise of options to purchase shares held by Mr. Dixon that are immediately exercisable.

(4) Includes 33,400 shares held by Stuart McCulloch and 350,000 shares that can be acquired by Mr. McCulloch upon exercise of options to purchase shares held by Mr. McCulloch that are immediately exercisable.

(5) Includes 100,000 shares held by Mr. Mackay and 300,000 shares that are issuable to Mr. Mackay pursuant to incentive stock options held by Mr.
     Mackay  that  are  immediately  exercisable.

(6) Includes 1,200,000 shares held Dr. Wilson and 150,000 shares that are issuable to Dr. Wilson pursuant to incentive stock options held by Dr.
     Wilson  that  are  immediately  exercisable.


          INTEREST OF MANAGEMENT AND INSIDERS IN MATERIAL TRANSACTIONS

None of the directors or senior officers of the Company, nor any proposed nominee for election as a director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any matter to be acted on at the Meeting.


                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Increase  in  Authorized  Capital
---------------------------------

Presently the Company's authorized capital consists of 100,000,000 common shares without par value of which 88,241,856 shares are issued as of August 9, 2002. In order to ensure that there are sufficient shares reserved for future issuances the Board of Directors proposes to increase the authorized capital to 200,000,000 common shares without par value. Pursuant to the Company Act (British Columbia) and the Company's Articles an increase in the Company's authorized capital requires approval of the shareholders by an ordinary resolution of the Company's shareholders.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Memorandum to increase the number of authorized common shares from 100,000,000 shares to 200,000,000 shares. Each additional common share will have the same rights and privileges as each currently authorized common share. The Board of Directors believes it is in the best interests of the Company to increase the number of authorized shares in order to give the Company greater flexibility in achieving and planning for future business needs. The shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional common shares could have the effect of diluting earnings per share, voting power and shareholdings of shareholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The Company anticipates issuing additional common shares in connection with the ongoing financing with the Company. The Company presently does not have any agreement or other arrangement for any financing involving the issuance of common shares. Current shareholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized common shares of the Company.

Other  Matters
--------------

The management does not know of any other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Proxy.


                           FORWARD-LOOKING STATEMENTS

This Information Circular/Proxy Statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.


                           FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company's proxy statement and form of proxy for the Company's next annual meeting of shareholders will be March 28, 2003. The deadline for submittals of shareholder proposals to be included in the proxy statement and form of proxy for the Company's next annual general meeting of shareholders will be November 29, 2002. Shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company's proxy statement for that meeting.


                       WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

DATED  at  Vancouver,  British  Columbia,  this  12th  day  of  August,  2002.



                                     ON BEHALF OF THE BOARD OF DIRECTORS

                                     /s/ John R. MacKay

                                     John R. MacKay
                                     Secretary

                            SILVERADO GOLD MINES LTD.
                                     PROXY

             FOR THE EXTRAORDINARY GENERAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 9, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a shareholder of SILVERADO GOLD MINES LTD. (the "Company"), hereby appoints GARRY L. ANSELMO, President and a director of the Company, or failing him, JOHN R. MACKAY, Secretary of the Company, or, alternatively, ___________________________________, as proxyholder, to attend the Extraordinary General Meeting of the Company to be held on Monday, September 9, 2002 at 9:00 a.m. and at any adjournment thereof and to vote the shares in the capital of the Company held by the undersigned with respect to the matters indicated below as directed below:

Please  mark  your  votes  as  indicated:  [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE INCREASE IN THE AUTHORIZED NUMBER OF COMMON SHARES.


Increase the Number of Authorized Common shares from 100,000,000 shares to 200,000,000 shares

          FOR  Increase          NOT  FOR  Increase          ABSTAIN
          [__]                   [__]                        [__]

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE  UNDERSIGNED  HEREBY  REVOKES  ANY  PROXIES  PREVIOUSLY  GIVEN.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Total Number of Shares Held:      _________________________  Shares


Please Print Name:                _______________________________


Date:                             __________________________,  2002


                                  _______________________________
                                  Signature  of  Shareholder


                                  _______________________________
                                  Signature of Shareholder, if held jointly